AGREEMENT


           THIS AGREEMENT (this "Agreement"), made as of the 30th day of June, 1999, by and between Douglas K. Mellinger (hereinafter referred to as "Executive") and PRT Group Inc. (hereinafter referred to as the "Company").

                           W I T N E S S E T H :

           WHEREAS, Executive has been employed by the Company as Chairman and Chief Executive Officer of the Company;

           WHEREAS, Executive and the Company are parties to an Employment Agreement, dated as of November 21, 1996, a copy of which is attached hereto as Exhibit A (hereinafter referred to as the "Employment
 Agreement");

           WHEREAS, Executive and the Company have agreed that Executive's employment as an officer of the Company shall terminate on the date hereof (hereinafter referred to as the "Effective Date"); and

           WHEREAS, Executive and the Company have negotiated and reached an agreement with respect to the rights, duties and obligations arising between them, including, but in no way limited to, the rights, duties and obligations that have arisen or might arise out of or are in any way related to the Employment Agreement or Executive's employment as an officer of the Company and the conclusion of that employment.

           NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

           1.   Termination.

           (a) Other than as a member of the Board of Directors of the Company (the "Company Board"), Executive will, and hereby does, resign his positions as Chairman of the Company Board and Chief Executive Officer and any other office that he has been appointed to and now occupies with the Company and any of the Company's affiliates and shall submit a letter of resignation in the form attached hereto as Exhibit B upon the signing of this Agreement. Upon the Company's request, Executive shall execute any additional documents necessary to effect such resignation. Notwithstanding the foregoing, Executive shall continue as a non-officer employee of the Company during the Salary Continuation Period (as hereinafter defined). During the Salary Continuation Period, Executive shall have no duties, authority or time commitments to the Company, except that Executive shall in such capacity make himself reasonably available to consult with the senior officers of the Company, at the Company's expense, for consultation from time to time as reasonably requested by the Company during the Salary Continuation Period at such times and on such terms and with reasonable notice as will not unreasonably interfere with Executive's other activities. As of the Effective Date Executive shall no longer be authorized to incur any expenses, obligations or liabilities on behalf of the Company. Unless otherwise specified, as used in this Agreement, the term "affiliates" shall include the Company or any subsidiary, joint venture, division or organization of the Company.

           (b) This Agreement shall supercede and terminate the Employment Agreement, which shall hereafter be null and void and of no further force or effect.

           2. Company Board. As of the Effective Date Executive shall continue as a director of the Company and shall be appointed as Non-Executive Chairman of the Company Board to serve as Non-Executive Chairman of the Company Board subject to the continued reasonable approval of the Company Board until the earlier to occur of (i) the end of the Salary Continuation Period, (ii) Executive's acceptance of employment with a corporation or other entity primarily engaged in the information technology services industry, or (iii) such time as Executive is no longer a director of the Company. The Company Board shall promptly take all corporate action necessary to carry out the foregoing. As Non-Executive Chairman of the Company, Executive shall not be authorized to incur any expenses, obligations or liabilities on behalf of the Company or, except in his capacity as a director of the Company, to otherwise direct the affairs or management or operations of the Company in any manner. Except as set forth in Section 3 hereof, the Company will not be obligated to pay Executive any additional compensation of any kind for his services as Non-Executive Chairman or as a director of the Company, except that after Executive is no longer an employee of the Company, Executive shall receive such compensation as the Company shall pay to its other non-employee directors. Executive shall also be entitled to reimbursement of expenses as a director in accordance with the policies of the Company with respect to its directors.

           3.   Salary and Benefits.

           (a) The Company will pay Executive from the Effective Date through October 1, 2000 (the "Salary Continuation Period"), the amount of $250,000 per year, in equal bi-monthly installments in accordance with the Company's normal payroll practices (collectively, the "Salary Continuation Payments"), less all applicable withholding taxes. The Salary Continuation Payments shall commence on June 30, 1999, and the final payment shall be made on September 30, 2000.

           (b) The Company will continue at its sole expense to provide to Executive all medical, dental, life, and disability benefits provided to Executive on the Effective Date in accordance with the Company's normal practices until the earlier to occur of the end of the Salary Continuation Period and such date as Executive shall begin paid employment with any corporation, non-profit organization or other entity, other than the Company, provided that such corporation, non-profit organization or other entity provides Executive reasonably comparable medical, dental, life, and disability benefits, in the aggregate.

           (c) Except as set forth below in paragraph 3(d) with respect to Executive's participation in the Company's Amended and Restated 1996 Stock Incentive Plan (the "Company Option Plan"), and other than as specifically set forth in this Agreement, Executive is not due under any contract, agreement or understanding, oral or in writing, any compensation, including compensation for unpaid salary, unpaid bonus, or accrued or unused vacation or sick time or vacation or sick pay from the Company or any of its affiliates, and as of the Effective Date, except as provided herein, he shall not be eligible to participate in any of the benefit plans of the Company or any of its affiliates or otherwise be entitled to any perquisite therefrom, including, without limitation, continued participation in the Company's incentive compensation plan, use of any Company owned apartment or home, including, without limitation, those located in New York City and Barbados, West Indies, or reimbursement for any expenses whatsoever, including, without limitation, reimbursement for any travel, cellular or wireless telephone costs, any Internet or network access costs, subscription for any periodical, membership in any organization, professional club or association, or any travel or other costs associated with any such membership; provided, that, Executive shall be entitled to receive benefits that are vested, or would become vested under Section 2(b) of the Employment Agreement, and accrued prior to the Effective Date pursuant to the benefit plans of the Company or its affiliates. Notwithstanding the foregoing, Executive shall be entitled during the Salary Continuation Period to (i) participate in the Company's 401(k) plan, and (ii) $2,000 per month automobile allowance. Executive shall return to the Company all Company credit cards on the date hereof; any charges thereon billed on or after June 30, 1999 shall be borne by Executive. Executive has returned or shall within five (5) days return to the Company all Company paid cellular and/or other wireless telephones and beepers; provided, that Executive may retain the cellular telephone provided to him by the Company if Executive transfers billing for all costs associated therewith to Executive within 30 days after the Effective Date and the Company shall have no obligations to make any payments therefor. Executive shall be entitled to retain possession of, and shall hereby receive title to, the computer and other office equipment provided to Executive located at the home of Executive to the extent such equipment is specifically set forth on Exhibit C hereto; provided, that Executive agrees to return any other equipment owned by the Company not set forth on Exhibit C.

           (d) As of the Effective Date, Executive shall no longer be eligible to receive additional stock options ("Options") under the Company Option Plan. All Options granted to Executive under the Company Option Plan prior to the Effective Date shall remain in effect in accordance with their terms, including any applicable vesting periods. Executive agrees that each Option and any warrant or other right to purchase shares of Company common stock held by Executive on the date hereof shall terminate and be of no further force or effect on the earlier to occur of (i) the date 90 days after the end of the Salary Continuation Period and (ii) the date on which each of such Options, warrants or other rights shall expire in accordance with its terms.

           (e) Until August 31, 1999, Executive shall be provided with the services and assistance of Brian Hurwitz for not more than an aggregate of two (2) work days per week.

           4.   Confidentiality.

           (a) At all times hereafter, Executive shall maintain the confidentiality of all confidential information in whatever form concerning the Company or any of its affiliates relating to its or their businesses, customers, finances, strategic or other plans, marketing, employees, trade practices, trade secrets, know-how or other matters that are not publicly known outside the Company, and Executive shall not, directly or indirectly, make any disclosure thereof to anyone, or make any use thereof, on his own behalf or on behalf of any third party, unless specifically requested by or agreed to in writing by an executive officer of the Company; provided, that Executive may divulge, discuss or provide confidential information to the extent Executive is compelled by law to do so and, in such event, Executive shall notify the Company immediately upon any request or demand for information, but in any event, no later than two working days after Executive first receives notice of such request or demand. Neither Executive nor his counsel shall voluntarily comply with any such request or demand prior to providing the Company to the extent possible with an opportunity to seek a protective order or pursue any other appropriate remedy. For the purposes of this Agreement, confidential information shall not include information which (i) is known to the public prior to the communication thereof by Executive, (ii) becomes known to the public thereafter other than through communications by Executive, or (iii) becomes known to Executive subsequent to the end of the Salary Continuation Period.

           (b) Executive has returned or shall within five (5) days return to the Company all cardkey passes, network tokens or cards (other than Executive's Secure ID network token, which shall be returned within five
 (5) days of termination of Executive's e-mail account at the Company), door and file keys, and all confidential reports, files, memoranda, records, software, computer access codes or disks and instructional manuals and other physical or personal property that he received or prepared or helped prepare in connection with his employment with the Company and its affiliates and in Executive's possession, and Executive has not retained and shall not retain any copies, duplicates, reproductions or excerpts thereof. Notwithstanding the last sentence of Section 3(c) hereof, Executive shall delete all confidential information of the Company on any storage media and computer equipment provided by the Company to Executive, shall destroy or return to the Company any copies thereof in any format or media, and all network or Internet based connections of such computer equipment to the computer network systems of the Company shall be terminated as soon as reasonably practicable after the Effective Date. In addition, Executive's access to (i) his e-mail account at the Company, and
 (ii) the Company's voice mail system shall each be terminated ninety (90) days after the Effective Date; provided, that, in order for Executive to make an orderly transition, all e-mail delivered to Executive at his former e-mail address at the Company shall be forwarded for a period of 90 days from termination of access to an e-mail account designated by Executive.
 In connection with the foregoing, the Company shall use its commercially reasonable efforts to ensure that Executive's home office computer equipment is capable of accessing such e-mail account.

           5. No Solicitation. Other than Brian Hurwitz, for so long as Executive is an employee or director of the Company, Executive shall not, directly or indirectly, solicit, entice, persuade or induce (or authorize or assist in the taking of any such actions by any third party) any employee, agent or independent contractor of the Company or its affiliates with a view to inducing or encouraging such employee, agent or independent contractor to leave the employ of the Company or its affiliates or otherwise terminate the agency or independent contractor relationship with the Company for the purpose of being hired by Executive or any other person.

           6.   Non-disclosure; Non-disparagement.

           (a) Each of the Company and Executive agrees to keep the circumstances concerning this Agreement and its terms, as well as any negotiations and correspondence relating thereto, confidential and not to disclose the same to any person, except as may be required by either party to enforce this Agreement or to obtain legal or tax advice, or except as may be required by law.

           (b) Executive shall not disparage, orally or in writing, the performance of the Company, the Company Board, any director of the Company, any specific former or current officer of the Company or the Company's management individually or as a group to any person.

           (c) Neither the Company, nor any of its directors or officers, shall disparage, orally or in writing, Executive.

           7. Legal Counsel. The Company has advised Executive to consult with an attorney of his choosing prior to the signing of this Agreement and Executive hereby represents to the Company that he has consulted with an attorney prior to the execution of this Agreement.

           8. Cooperation. Executive agrees that, upon the reasonable request, and at the expense, of the Company, Executive will cooperate in good faith in any litigation to which the Company is a party and as to which the Executive has relevant information or materials.

           9. Legal Fees. The Company agrees to pay up to $25,000 of reasonably documented legal fees of Executive incurred in connection with the negotiation of this Agreement, as well as the related Agreement to be entered into between Gregory S. Mellinger and the Company, and certain other agreements related thereto, each of which are being entered into on the date hereof.

           10. Loan Forgiveness. In connection with the execution of this Agreement, certain loans by the Company to Executive, totaling $28,638.62 in the aggregate, shall be forgiven as of the Effective Date. In addition, in connection with the execution of this Agreement, certain loans by the Company to The Mellinger Group L.L.C., of which Executive is a member, totaling $14,744.00 in the aggregate, shall be forgiven as of the Effective Date.

           10.  Miscellaneous.

           (a) This Agreement shall be governed by and construed and enforced under the laws of the State of New York, without regard to its conflict of laws rules.

           (b) In the event that any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           (c) Each of the Company and Executive acknowledges and agrees that the other party would suffer irreparable injury in the event of a breach or violation or threatened breach or violation of the provisions set forth in Sections 4, 5 or 6(a) hereof. Each of the Company and Executive agrees that, in the event of an actual or threatened breach or violation of such provisions, the non-breaching party shall be awarded injunctive relief in a court of appropriate jurisdiction to prohibit or remedy any such violation or breach or threatened violation or breach, without the necessity of posting any bond or security, and such right to injunctive relief shall be in addition to any other right or remedy available to the Company or Executive.

           (d) Any notice to be given hereunder shall be in writing and shall be deemed given when mailed by certified mail, return receipt requested, addressed as follows:

                To Executive at:

                __________________
                __________________

                To the Company at:

                PRT Group Inc.
                7 Skyline Drive
                Hawthorne, NY 10532
                Attention:  General Counsel

           (e) This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and may not be amended or altered without the written consent of the parties. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, including, but not limited to, the Employment Agreement, which Employment Agreement shall be of no further force or effect. The parties may execute this Agreement in counterparts.

           (f) This Agreement is intended to be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


 DOUGLAS K. MELLINGER          PRT GROUP INC.


 /S/ Douglas K. Mellinger      By: /S/ Dan S. Woodward
-------------------------         -----------------------
                               Name:  Dan S. Woodward
                               Title: President



                                   EXHIBIT A

                              Employment Agreement



                                   EXHIBIT B

                                                              June 30, 1999




 Board of Directors
 PRT Group Inc.
 342 Madison Avenue
 New York, New York 10173


           Re:  Letter of Resignation

 Gentlemen:

           Effective as of June 30, 1999, I am resigning as Chief Executive Officer of, and from all other offices that I have been appointed or elected to and now occupy with, PRT Group Inc. (the "Company") and any of its respective affiliates, subsidiaries, joint ventures, divisions or organizations. However, I am not resigning as a director of the Company and intend to continue as the non-executive chairman of the board of directors of the Company.

                               Very truly yours,



                               Douglas K. Mellinger